Exhibit 99.1

Skyline Bankshares, Inc. Announces Change in Trading Symbol to SLBK

FOR IMMEDIATE RELEASE

For more information contact:

Blake Edwards, President & CEO – 276-773-2811

Lori Vaught, EVP & CFO – 276-773-2811

FLOYD, VA, and INDEPENDENCE, VA, June 6, 2023 (Globe Newswire) -- Skyline Bankshares, Inc. (the “Company”) (OTC QX: PKKW) – the holding company for Skyline National Bank – announced today that the trading symbol for its common stock on the OTC Markets Group’s OTCQX tier will change to “SLBK” effective June 7, 2023. This trading symbol will replace the Company’s current trading symbol for its common stock, “PKKW”.

The trading symbol change aligns with the Company’s name change from Parkway Acquisition Corp. to Skyline Bankshares, Inc. in early 2023.

No action is required from current shareholders in relation to the change in the Company’s trading symbol. The CUSIP number for the Company’s common stock will remain unchanged.

About Skyline Bankshares, Inc.

Skyline Bankshares, Inc., formerly Parkway Acquisition Corp., was founded in 2015 to facilitate the merger of Grayson Bankshares, Inc. and Cardinal Bankshares Corporation and to serve as the holding company for its wholly-owned subsidiary bank following the merger of Grayson National Bank and Bank of Floyd. The Bank rebranded and changed its name in 2017 to Skyline National Bank. Skyline National Bank has 25 branches, and provides a highly competitive suite of personal and business banking products and services to customers in southwestern Virginia and northwestern North Carolina.

Forward-looking statements

This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to expectations regarding future financial performance and any other statements regarding future results or expectations. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by the use of words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” “will|” or “project” or similar expressions. Our ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to: changes in interest rates; general economic conditions; the residual effects of the COVID-19 pandemic, including the Company’s credit quality and business operations, as well as its impact on general economic and financial market conditions; the effect of changes in banking, tax and other laws and regulations and interpretations or guidance thereunder; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the combined company’s market area; the implementation of new technologies; the ability to develop and maintain secure and reliable electronic systems; accounting principles, policies, and guidelines; and other factors identified in Item 1A, “Risk Factors,” in the Company’s Annual Report on 10-K for the year ended December 31, 2022. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or clarify these forward‐looking statements, whether as a result of new information, future events or otherwise.

For more information, please visit our website at www.skylinenationalbank.bank